SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): January 3, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company’s Telephone Number)

____________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Previously, we have had nominal operations and minimal assets and, as a result, we were considered a “shell” company as defined by the provisions of Section 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result of our continuing efforts to implement our business plan and the nature of our assets, we believe that we are no longer a “shell” company. Accordingly, the information specified hereinafter is intended to comply with the disclosure requirements of a Registration Statement on Form 10 prescribed pursuant to provisions of the Exchange Act.

Pursuant to the instructions related to “Item 5.06-Change in Shell Company Status” of a Current Report on Form 8-K, for purposes of this Current Report, we shall identify the filings in which certain information required to be disclosed as “Form 10 Information” is included instead of disclosing that information in this Current Report; provided, however, this Current Report shall supplement the information disclosed in such filings.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in those forward-looking statements. These factors include, but are not limited to:

•	our financial performance, including our history of operating losses;

•	our ability to obtain additional funding to continue our operations;

•	our ability to successfully develop and commercialize our products;

•	changes in the regulatory environments of the United States and other countries in which we intend to operate;

•	our ability to attract and retain key management and other personnel;

•	competition from new market entrants;

•	our ability to identify and pursue development of appropriate products; and

•	the other factors contained in the section entitled “Risk Factors” contained in this Current Report.

We have based the forward-looking statements contained in this Current Report primarily regarding our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors including those described in the section of this Current Report entitled “Risk Factors.” Moreover, we operate in a rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of those forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

As used in this Current Report, the terms the “Company,” “we,” “us,” and “our” refer to Airborne Wireless Network, a Nevada corporation.

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Business

Airborne Wireless Network was formed as a Nevada corporation on January 5, 2011, with the name Ample-Tee to engage in the business of promoting, marketing, selling, and distributing hard to find ergonomic products for the physically disabled.

On September 31, 2011, we changed our name to Ample-Tee, Inc.

On May 19, 2016, we changed our name to Airborne Wireless Network. We changed our name to Airborne Wireless Network to better associate us with the aviation industry.

On August 3, 2016, we acquired from Apcentive, Inc., a Nevada corporation (“Apcentive”), all of Apcentive’s right, title and interest in and to U.S. Patent No. 6,285,878 B1 and all related support materials, continuations, amendments, updates, and contemplated updates and amendments (collectively, the “Patent”). The Patent relates to a new use for already existing fleets of commercial aircraft to replace low-earth orbit communication satellites.

On August 3, 2016, we acquired from Apcentive the trademark “Infinitus Super Highway” (the “Trademark”).

We are a developmental stage company with a principal business of developing, marketing and licensing a wholesale fully meshed high speed broadband airborne wireless network by linking commercial aircraft in flight, which will be the first and only fully-meshed true airborne broadband system, and which is known as the (“Infinitus”). Infinitus will use commercial aircraft as hubs or “mini-satellites,” rather than traditional satellites or terrestrial systems. We believe that Infinitus will become the future of airborne communications networks.

We have not been involved in any bankruptcy, receivership or similar proceedings since its incorporation nor has it been involved in any reclassification, merger or consolidation.

Our business plan contemplates the development, promotion and licensing of Infinitus, a wholesale fully-meshed broadband digital carrier network, which is the first and only true airborne broadband network providing connectivity for worldwide broadband carrier services using commercial aircraft, which is an effort to reduce significantly Internet problems associated with traditional air-to-ground and satellite based airborne communications providers. Infinitus is the first broadband fully meshed network using high level patented technology to bring speed and reliability in the air.

We intend to become a significant global wholesale communication carrier. We intend to sell wholesale bandwidth to the world’s top telecom and internet services providers using Infinitus, which will enable participating aircraft to act as airborne repeaters or routers, sending and receiving broadband signals from one aircraft to the next, which will create a digital superhighway in the sky. We do not intend to become a service provider to individual airline passengers.

We anticipate that our revenues would come from “facilitating global high-speed data communications” using Infinitus. We anticipate that our primary customers will be global communication, wholesalers, data wholesalers, VOIP carriers, and government agencies (FAA, DOD, TSA, etc.). As of the date of this Current Report, we have not licensed Infinitus.

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Infinitus is for use on existing aircraft to replace low-earth orbit communication satellites. Infinitus will provide a low-cost, broadband wireless communication infrastructure, by using and modifying existing, small, lightweight low-power, low-cost microwave relay station equipment onboard aircraft. Each equipped aircraft would have a broadband wireless communication link to one or more neighboring aircraft or ground stations and be a part of of seamless airborne repeaters, providing broadband wireless communication gateways along a flight path. Those broadband wireless communication services will provide Internet access for customers onboard in-flight aircraft.

Currently, we have 6 employees.

Jobs Act of 2012

We are electing to not opt out of the JOBS Act of 2012 (“JOBS Act”) extended accounting transition period. This may make our financial statements more difficult to compare to other companies.

Pursuant to the JOBS Act, as an emerging growth company, we can elect to opt out of the extended transition period for any new or revised accounting standards that may be issued by the Public Company Accounting Oversight Board (“PCAOB”) or the Securities and Exchange Commission (the “SEC”). We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the standard for a private company. This may make comparison of our financial statements with any other public company which is not either an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible, as possible different or revised standards may be used.

The JOBS Act of 2012 is intended to reduce the regulatory burden on emerging growth companies. We meet the definition of an emerging growth company, and as long as we qualify as an “emerging growth company,” we will, among other things:

•	be temporarily exempted from the internal control audit requirements Section 404(b) of the Sarbanes-Oxley Act;

•	be temporarily exempted from various existing and forthcoming executive compensation-related disclosures, for example: “say-on-pay”, “pay-for- performance”, and “CEO pay ratio”;

•	be temporarily exempted from any rules that might be adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotation or supplemental auditor discussion and analysis reporting;

•	be temporarily exempted from having to solicit advisory say-on-pay, say- on-frequency and say-on-golden-parachute shareholder votes regarding executive compensation pursuant to Section 14A of the Exchange Act.

•	be permitted to comply with the SEC’s detailed executive compensation disclosure requirements on the same basis as a smaller reporting company; and

•	be permitted to adopt any new or revised accounting standards using the same timeframe as private companies (if the standard applies to private companies).

We will continue to be an emerging growth company until the earliest of:

•	the last day of the fiscal year during which we have annual total gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of the first sale of our common equity securities in an offering registered pursuant to the Securities Act.

•	the date on which we issue more than $1 billion in non-convertible debt securities during a previous three-year period; or

•	the date on which we become a large accelerated filer, which generally is a company with a public float of at least $700 million (Exchange Act Rule 12b-2).

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Licenses and Regulation

Federal Aviation Administration

The Federal Aviation Administration (the “FAA”) prescribes standards and certification requirements for the manufacturing of aircraft and aircraft components, and certifies and rates repair stations to perform aircraft maintenance, preventive maintenance and alterations, including the installation and maintenance of aircraft components. Each type of aircraft operated in the United States under an FAA-issued standard airworthiness certificate must possess an FAA Type Certificate, which constitutes approval of the design of the aircraft type based on applicable airworthiness standards. When a party other than the holder of the Type Certificate develops a major modification to an aircraft already type-certificated, that party must obtain an FAA-issued Supplemental Type Certification (“STC”) approving the design of the modified aircraft type. We will obtain an STC for each aircraft type operated by each airline partner on whose aircraft our equipment will be installed and separate STCs typically are required for different configurations of the same aircraft type, such as when they are configured differently for different airlines.

After obtaining an STC, a manufacturer desiring to manufacture components to be used in the modification covered by the STC must apply to the FAA for a Parts Manufacturing Authority (“PMA”), which permits the holder to manufacture and sell components manufactured in conformity with the PMA and its approved design and data package. In general, each initial PMA is an approval of a manufacturing or modification facility’s production quality control system. PMA supplements are obtained to authorize the manufacture of a particular part in accordance with the requirements of the pertinent FAA regulations which are included its production quality control system. We will routinely apply for, anticipate receiving, such PMAs and supplements. We will utilize qualified and approved suppliers. We will be the sole owner of the design, and responsible for the quality, of each component in accordance with the applicable PMA.

Although certain components would probably be manufactured by third parties, which are experts in their respective fields, such manufacturing would be done on an original equipment manufacturer’s basis, to our strict specifications. We will be the owner of the design of such components and responsible ultimately for the quality of each component and, except when required by the FAA rules, responsible with compliance for the applicable PMA.

Our business depends on our continuing access to, or use of, applicable FAA certifications, authorizations and other approvals, and our employment of, or access to, FAA-certified individual engineering and other professionals.

In accordance with these certifications, authorizations and other approvals, the FAA requires that we maintain, review and document our quality assurance processes. The FAA may also visit our facilities at any time as part of our agreement for certification as a manufacturing facility to ensure that our facilities, procedures, and quality control systems meet FAA approvals we hold. In addition, we are responsible for informing the FAA of significant changes to our organization and operations, product failures or defects, and any changes to our operational facilities or FAA-approved quality control systems. Other FAA requirements include training procedures and drug and alcohol screening for safety-sensitive employees working at our facilities.

Foreign Aviation Regulation

According to international aviation convention, the airworthiness of FAA-certified Infinitus equipment installed on U.S.-registered aircraft should be recognized by civil aviation authorities (“CAAs”) worldwide. As a result, we do not expect to require further airworthiness certification formalities in countries outside of the United States for U.S.-registered aircraft that already have an STC issued by the FAA covering Infinitus equipment. For aircraft registered with a CAA other than the United States, the installation of Infinitus equipment requires airworthiness certification from an airworthiness certification body. Typically, the CAA of the country in which the aircraft is registered is responsible for ensuring the airworthiness of any aircraft modifications under its authority.

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The FAA holds bilateral agreements with a number of certification authorities around the globe. Bilateral agreements facilitate the reciprocal airworthiness certification of civil aeronautical products that are imported/exported between two signatory countries. A Bilateral Airworthiness Agreement (“BAA”) or Bilateral Aviation Safety Agreement (“BASA”) with Implementation Procedures for Airworthiness (“IPA”) provides for airworthiness technical cooperation between the FAA and its counterpart civil aviation authorities. Under a BAA or BASA, the CAA of the aircraft’s country of registration generally validates STCs issued by the FAA and then issues a Validation Supplemental Type Certificate (“VSTC”). For countries with which the FAA does not have a BAA or BASA, we must apply for certification approval with the CAA of the country in which the aircraft is registered. In order to obtain the necessary certification approval, Infinitus will be required to comply with the airworthiness regulations of the country in which the aircraft is registered. Failure to address all foreign airworthiness and aviation regulatory requirements at the commencement of each airline partner’s service in any country in which such partner registers aircraft when there are no applicable bilateral agreements may lead to significant additional costs related to certification and could impact the timing of our ability to provide our service on our airline partners’ fleet.

Memorandum of Understanding with Electric Lightwave Holdings, Inc.

On December 12, 2016, we entered into and executed a written Memorandum of Understanding with Electric Lightwave Holdings, Inc., a fiber based network services provider in the western United States (“Lightwave”). Pursuant to the provisions of that Memorandum of Understanding and the final definitive agreement contemplated thereby, the ground segment of our contemplated Infinitus Super Highway will be supported by Lightwave’s 12,500 mile fiber optics cable and data centered network, which is located throughout the western United States, including an undersea cable link to the Hawaiian Islands.

A copy of that Memorandum of Understanding is attached as an exhibit to that Current Report on Form 8-K filed with the SEC on December 27, 2016.

Other relevant information regarding our business is specified in ITEM 1-BUSINESS of that certain Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on December 13, 2016 (the “Annual Report”).

Risk Factors

You should consider and read carefully all of the risks and uncertainties described below, as well as other information included in this Current Report. The risks described below are not the only ones facing us. The occurrence of any of the following risks or additional risks and uncertainties not presently known to us or that we currently believe to be immaterial could materially and adversely affect our business, financial condition and results of operations. This Current Report also contains forward-looking statements and estimates that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of specific factors, including the risks and uncertainties described below.

Risks Related to Our Business and Industry

We are dependent on agreements with our prospective airline partners and the end users of Infinitus, who shall be our customers. We expect payments from our customers from the use of Infinitus to provide a significant portion of our revenue. Our failure to execute agreements with those airlines partners or realize the anticipated benefits from these agreements on a timely basis or to renew any agreements upon expiration or termination could have a material adverse effect on our financial condition and results of operations.

Our growth is dependent on our ability to have our equipment installed on aircraft, which will enable the operation of Infinitus, and use by the market of Infinitus, which will provide revenue to us. Any delays in installations after receiving the appropriate approvals may negatively affect our ability to generate revenue. In addition, we have no assurance that any of our prospective airline partners and/or customers will renew their existing contracts with us upon expiration, or that they will not terminate their contracts prior to expiration upon the occurrence of certain contractually stipulated events. We anticipate that contractual termination events will include our bankruptcy and our material breach of contract, and/or failure to achieve certain certification, equipment delivery, installation or other milestones within agreed-upon time frames. We anticipate that contracts with certain of our prospective airline partners and/or customers will allow those airlines and customers to terminate a portion or all of their respective agreements after a specified time period upon the payment of a termination fee. To the extent that our prospective airline partners and/or customers terminate or fail to renew their contracts with us for any reason, our business prospects, financial condition and results of operations would be materially adversely affected.

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A failure to maintain satisfaction with our equipment could have a material adverse effect on our revenue and results of operations.

Our relationships with our prospective airline partners and customers will be critical to the growth and success of our business. If those airline partners are not satisfied with our equipment for any reason, those airlines may have the right to terminate their contracts with us. In addition, airline or customer dissatisfaction with us for any reason, including delays in obtaining certification for or installing our equipment or meeting our service level obligations, could negatively affect our ability to operate Infinitus or lead to claims for damages, which may be material, or termination rights under contracts with our airline partners.

Our business is highly dependent on the airline industry, which is itself affected by factors beyond the airlines’ control. The airline industry is highly competitive and sensitive to changing economic conditions.

Our business is directly affected by the financial condition of the airlines and other economic factors. If consumer demand for air travel declines, including due to increased use of technology such as videoconferencing for business travelers, or the number of aircraft and flights shrinks, our business and results of operations may be affected adversely. Unfavorable general economic conditions and other events that are beyond the airlines’ control, including higher unemployment rates, higher interest rates, reduced stock prices, reduced consumer and business spending, outbreaks of communicable diseases and terrorist attacks or threats could have a material adverse effect on the airline industry. A general reduction or shift in discretionary spending could result in decreased demand for leisure and business travel and lead to a reduction in airline flights offered and the number of passengers flying. Consolidation within the airline industry could also adversely affect our relationships with our airline partners.

Further, unfavorable economic conditions could also limit airlines’ ability to counteract increased fuel, labor or other costs though raised prices. Our prospective airline partners operate in a highly competitive business market and, as a result, continue to face pressure on offerings and pricing. These unfavorable conditions and the competitiveness of the air travel industry could cause one or more of our prospective airline partners to reduce expenditures on passenger services or file for bankruptcy. If one or more of our prospective airline partners were to file for bankruptcy, bankruptcy laws could give them rights to terminate their contracts with us, they could reduce their total fleet size and capacity and/or their total number of flights. Any of these events could have a material adverse effect on our business prospects, financial condition and results of operations.

We may not be able to successfully negotiate agreements with airlines and/or customers.

Negotiations with prospective airline partners and customers require substantial time, effort and resources. The time required to reach a final agreement with an airline and/or customers is unpredictable and may lead to variances in our operating results from quarter to quarter. We may ultimately fail in our negotiations and any such failure could harm our results of operations due to, among other things, a diversion of our focus and resources, actual costs and opportunity costs of pursuing these opportunities. To the extent that any negotiations with potential airline partners and/or customers are unsuccessful our operations could be materially and adversely affected.

Our business has no operating history, which may make it difficult to evaluate our current business and predict our future performance.

The lack of operating history of our business may make it difficult to accurately evaluate our business and predict our future performance. Any assessments of our current business and predictions that we or you make about our future success or viability may not be as accurate as they could be if we had an operating history. We have encountered and will continue to encounter risks and difficulties frequently experienced by growing companies in rapidly changing industries, and the size and nature of our market opportunity may change as we scale our business and begin deployment of the Infinitus service. If we do not address any of the foregoing risks, our business could be harmed.

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We may be unsuccessful or delayed in deploying our Infinitus technology.

As our Infinitus service is currently in the testing phase and has yet to be deployed for commercial use, there can be no assurance that such technology will perform as expected or be deployed on our current timeline, due to, among other things, the failure of any Infinitus-related technology and equipment to perform as expected, problems arising in the manufacturing process, our reliance on single-source suppliers to provide certain necessary components and delays in obtaining or failures to obtain the required regulatory approvals for installation and operation of such equipment and the provision of service to our airline partners. We currently have no agreements to provide our equipment to any airlines’ fleets. In the event we enter into any such agreements, the failure of Infinitus to perform as expected, or significant delays in our ability to deploy it, could result in material breaches of such agreements, which could in turn result in termination of such agreements and liability to us. If Infinitus fails to perform as expected or its commercial availability is significantly delayed as compared to the timelines for which we have contracted, our business, business prospects and results of operations may be materially adversely affected.

We face specific risks related to equipment suppliers.

We may have agreements with one or more third parties to provide the equipment, including, but not limited to, radomes, antennas and modems, necessary for us to supply our Infinitus Super Highway.

If any of our supplier agreements are terminated for any reason or expire and not renewed, or equipment was not provided for in a timely basis or of a reliable quality, we may not be able to find alternative equipment providers on terms that are acceptable to us, or at all, which could delay our ability to roll out our Infinitus service and adversely impact our business and results of operations.

Our agreements with equipment suppliers may contain terms, such as those related to termination, pricing and service levels that are not consistent with our obligations under agreements with airline partners that rely on such equipment for connectivity. Such misalignment could cause us to be in breach of such agreements, and we may be unable to seek indemnification for such losses from our equipment providers. Further, if our equipment providers were to increase the fees they charge us and we could not pass these increased costs, it would increase our cost of service revenue and adversely impact our business and results of operations.

We could be adversely affected if we suffer service interruptions or delays, technology failures or damage to our equipment.

Our brand, reputation and ability to attract, retain and serve our airline partners and customers depend upon the reliable performance of our network infrastructure. We may experience service interruptions, service delays or technology or systems failures in the future, which may be due to factors beyond our control. If we experience significant system or network failures, our reputation, brand and airline partner and customer retention could be harmed and our airline partners and customers may have the right to terminate their contracts with us or pursue other remedies.

Our operations and services depend upon the extent to which our equipment and the equipment of third-party network providers is protected against damage or interruption from fire, floods, earthquakes, tornados, power loss, solar flares, telecommunication failures, break-ins, acts of war or terrorism and similar events. The capacity, reliability and security of our network infrastructure are important to the operation of our business, which would suffer in the event of system disruptions or failures, such as computer hackings, cyber-attacks, computer viruses, worms or other destructive or disruptive software, process breakdowns, denial of service attacks or other malicious activities. Our networks and those of third-party service providers may be vulnerable to these attacks and unauthorized access. In addition, the aircraft upon which we will rely for future services are and will be subject to significant operational risks while in flight. These risks include malfunctions, which may occur as a result of various factors, such as design and manufacturing defects, problems with power or control systems and general operational failures. Damage to our or third parties’ networks could cause interruptions in the services that we provide. Such interruptions in our services could have a material adverse effect on our revenue, our reputation and our ability to attract or retain airline partners.

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We may rely on single source service providers for certain critical components of our network and operations.

We may rely on single source suppliers for a number of critical components of our Infinitus network and operations. If we are required to find one or more alternative suppliers for any component for which we may rely on a single source supplier, we may not be able to contract with such suppliers on a timely basis, on commercially reasonable terms, or at all.

Additionally, we may be subject to worldwide shortages of critical components, which happens occasionally in the semiconductor industry, which could result in delays beyond our control and require a redesign and related certification of replacement critical components.

Delays in finding and contracting with alternative suppliers would significantly delay or suspend our ability to roll out our Infinitus service and adversely impact our business, financial condition and results of operations.

In addition, if we are required to find one or more alternative suppliers for any single-provider components, we may not be able to contract with such suppliers on a timely basis, on commercially reasonable terms, or at all, which could adversely impact our ability to roll out our Infinitus service. The lack of alternative suppliers could lead to higher prices and a failure by any of our single source providers to continue to produce the component, or to otherwise fulfill its obligations, could have a material adverse effect on our business, results of operations, and financial condition.

Assertions by third parties of infringement, misappropriation or other violations by us of their intellectual property rights could result in significant costs and substantially harm our business and operating results.

In recent years, there has been significant litigation involving intellectual property rights in many technology-based industries, including the wireless communications industry. We may face from time to time in the future, allegations that we or a supplier or customer have violated the rights of third parties, including patent, trademark and other intellectual property rights.

If, with respect to any claim against us for violation of third party intellectual property rights, we are unable to prevail in the litigation or retain or obtain sufficient rights or develop non-infringing intellectual property or otherwise alter our business practices on a timely or cost-efficient basis, our business and competitive position may be materially adversely affected. Many companies may be devoting significant resources to obtaining patents that could potentially cover aspects of our business. We have not exhaustively searched patents relevant to our technologies and business and, therefore, it is possible that we may be unknowingly infringing the patents of others.

Any infringement, misappropriation or related claims, whether or not meritorious, are time-consuming, divert technical and management personnel and are costly to resolve. As a result of any such dispute, we may have to develop non-infringing technology, pay damages, enter into royalty or licensing agreements, cease providing certain products or services, adjust our marketing activities or take other actions to resolve the claims. These actions, if required, may be costly or unavailable on terms acceptable to us. We anticipate that pursuant to contracts with our prospective airline partners, we may be required to agree to indemnify our airline partners against such claims and lawsuits, and, in some cases, those contracts may not limit our indemnification obligations, which, in addition to obligating us to pay defense costs, could result in significant indemnification obligations in the event of an adverse ruling in such an action. In addition, certain of our suppliers may not indemnify us for third party infringement or misappropriation claims arising from our use of supplier technology. As a result, we may be liable in the event of such claims. Any of these events could result in increases in operating expenses, limit our offering of Infinitus or result in a loss of business, if we are unable to meet our indemnification obligations and our airline partners terminate or fail to renew their contracts.

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We or our technology suppliers may be unable to support and/or maintain our products and/or services that may be required to operate Infinitus.

Our future success will depend, in part, on our and our suppliers’ ability to support and maintain our technology and services, including operational requirements of commercial airlines and business aircraft owners and operators and applications that meet our needs and enhance operational efficiency on a timely and cost-effective basis. If we or our suppliers fail to adapt quickly enough to changing technology and/or industry standards, our products and services offerings may fail to meet airline and aircraft operator needs or regulatory requirements. We may have to invest significant capital to keep pace with innovation and changing technology, which could negatively impact our results of operations.

We may not be able to protect our intellectual property rights.

We regard our intellectual property as important to our success. We will rely on trademark, copyright and patent law, trade secret protection, and confidentiality agreements with our employees, vendors, airline partners, consultants and others to protect our proprietary rights. We have sought and obtained patent protection for the patent for Infinitus and the trade name “Infinitus Super Highway” in the United States. There can be no assurance that the efforts we have taken to protect our proprietary rights will be sufficient or effective, that any pending or future patent and trademark applications will lead to issued patents and registered trademarks in all instances, that others will not develop or patent similar or superior technologies, products or services, or that our patents, trademarks and other intellectual property will not be challenged, invalidated, misappropriated or infringed by others. Furthermore, the intellectual property laws and enforcement practices of other countries may not protect our products and intellectual property rights to the same extent as the laws of the United States. If we are unable to protect our intellectual property from unauthorized use, our ability to exploit our proprietary technology or our brand may be harmed and, as a result, our business and results of operations may suffer.

The failure of our equipment or material defects or errors in our software may damage our reputation, result in claims against us that exceed our insurance coverage, thereby requiring us to pay significant damages, and impair our ability to sell our service.

Our equipment contains complex systems and components that could contain errors or defects, particularly when we incorporate new technology. If any of our equipment is defective, we could be required to redesign or recall that equipment operations or pay substantial damages or warranty claims. Such events could result in significant expenses, disrupt that equipment operations and affect our reputation and that of our equipment. If our on-board equipment has a malfunction, or there is a problem with the equipment installation, which damages an airplane or impairs its on-board electronics or avionics, significant property loss and serious personal injury or death could result. Any such failure could expose us to substantial personal injury claims, product liability claims or costly repair obligations. In particular, the passenger jets operated by our prospective airline partners are very costly to repair and, therefore, the damages in any product liability claims could be material. We intend to carry aircraft and non-aircraft product liability insurance in amounts that exceed that of our suppliers’ coverage, consistent with industry norms. However, this insurance coverage may not be sufficient to fully cover the payment of any claims. An operations recall or a product liability claim not covered by insurance could have a material adverse effect on our business, financial condition and results of operations. Our business, financial condition and results of operations would also be materially adversely affected should we be required by the FAA or otherwise to cease providing the Infinitus service, even on a temporary basis, as a result of an equipment malfunction or defect.

The software underlying our services is inherently complex and may contain material defects or errors, particularly when the software is first introduced or when new versions or enhancements are released. We may from time to time coverage, find defects or errors in our software, and undetected defects or errors may be detected in the future. Any defects or errors that cause interruptions to the availability of our services could result in:

•	termination or failure to renew contracts by our customers;

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•	a reduction in sales or delay in market acceptance of Infinitus;

•	sales credits or refunds to our customers;

•	loss of customers and difficulty in attracting customers;

•	diversion of development resources;

•	harm to our reputation and brand;

•	increased insurance costs; and

•	claims for substantial damages.

The costs incurred in correcting any material defects or errors in our software may be substantial and could harm our results of operations.

Regulation by United States and foreign government agencies, including the FCC, which is responsible for issuing our spectrum license, and the FAA, which regulates the civil aviation manufacturing and repair industries in the United States, may increase our costs of providing service or require us to change our services.

We are subject to various regulations, including those regulations promulgated by various federal, state and local regulatory agencies and legislative bodies and comparable agencies outside the United States where we may do business. The two U.S. government agencies that have primary regulatory authority over our operations are the Federal Communications Commission (the “FCC”) and the FAA.

We are reasonably certain that we would receive the appropriate license from the FCC; provided, however, we cannot provide any assurance or guarantee regarding when we will receive such a license or if will receive such a license at all.

The FCC regulates our use of the spectrum that would be licensed to us and the licensing, construction, modification, operation, ownership, sale and interconnection of wireless telecommunications systems. Any breach of the terms of our anticipated spectrum license or other licenses and authorizations obtained by us from time to time, or any violation of the Communications Act of 1934 (the “Communications Act”)or the FCC’s rules, could result in the revocation, suspension, cancellation or reduction in the term of a license or the imposition of fines. From time to time, the FCC may monitor or audit compliance with the Communications Act and the FCC’s rules or with our licenses, including if a third party were to bring a claim of breach or noncompliance. In addition, the Communications Act, from which the FCC obtains its authority, may be amended in the future in a manner that could be adverse to us. The FCC is currently conducting rulemaking proceedings to consider the service rules for certain aeronautical services and recently granted a petition and issued a notice of proposed rulemaking in connection with a request to designate certain spectrum. The timetable and ultimate outcome of such rulemaking processes are unknown, and we are unable to determine whether they would have an effect on our business.

The commercial and private aviation industries, including civil aviation manufacturing and repair industries, are highly regulated in the United States by the FAA. FAA certification is required for all equipment we install on commercial aircraft and type certificated business aircraft, and certain of our operating activities require that we obtain FAA certification as a parts manufacturer. FAA approvals required to operate our business include STCs and PMA. Obtaining STCs and PMAs is an expensive and time-consuming process that requires significant focus and resources. Any inability to obtain, delay in obtaining, or change in, needed FAA certifications, authorizations, or approvals, could have an adverse effect on our ability to meet our installation commitments, manufacture and sell parts for installation on aircraft, or expand our business and could, therefore, materially adversely affect our growth prospects, business and operating results. The FAA will closely regulate many of our operations. If we fail to comply with the FAA’s many regulations and standards that apply to our activities, we could lose the FAA certifications, authorizations, or other approvals on which our manufacturing, installation, maintenance, preventive maintenance, and alteration capabilities are based. In addition, from time to time, the FAA or comparable foreign agencies adopt new regulations or amend existing regulations. The FAA could also change its policies regarding the delegation of inspection and certification responsibilities to private companies, which could adversely affect our business. To the extent that any such new regulations or amendments to existing regulations or policies apply to our activities, those new regulations or amendments to existing regulations could generally increase our costs of compliance.

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In addition to these U.S. agencies, we may also be subject to regulation by foreign government agencies that choose to assert jurisdiction over us as a result of the service we intend to provide on aircraft that fly international routes. Adverse decisions or regulations of these U.S. and foreign regulatory bodies could negatively impact our operations and costs of doing business and could delay the roll-out of Infinitus and have other adverse consequences for us. Our ability to obtain certain regulatory approvals to offer Infinitus internationally may also be the responsibility of a third party, and, therefore, may be out of our control. We are unable to predict the scope, pace or financial impact of regulations and other policy changes that could be adopted by the various governmental entities that oversee portions of our business.

We cannot be certain what positions regulators may take regarding our compliance with, or lack of compliance with, current and future legal and regulatory requirements or what positions regulators may take regarding any past or future actions we have taken or may take in any jurisdiction. Regulators may determine that we are not in compliance with legal and regulatory requirements, and impose penalties, or we may need to make changes to the Infinitus platform, which could be costly and difficult. Any of these events would adversely affect our operating results and business.

We have incurred operating losses in every quarter and may continue to incur quarterly operating losses, which could negatively affect our stock price.

We have incurred operating losses in every quarter since we were incorporated on January 5, 2011, and we may not be able to generate sufficient revenue in the future to generate operating income. We also expect our costs to increase materially in future periods, which could negatively affect our future operating results. We expect to continue to expend substantial financial and other resources on the continued roll-out of our technology roadmap. The amount and timing of these costs are subject to numerous variables and such initiatives may require additional funding. Such variables include, for our technology roadmap, the availability of and costs associated with the licensing of spectrum and the timing of the roll-out of improvements to our technologies in the future, as well as costs incurred to develop and implement changes to ground and airborne software and hardware. In addition, we may incur significant costs in connection with our pursuit of possible next generation air to air technology or other new technologies not included in our current roadmap. In addition, we expect to incur additional general and administrative expenses, including legal and accounting expenses, related to being a public company. These investments may not result in increased revenue or growth in our business. If we fail to grow our revenue and overall business, it could adversely affect our financial condition and results of operations.

We will likely need additional financing to execute our business plan or new initiatives, which we may not be able to secure on acceptable terms, or at all.

We will require additional financing in the near or long term to fully execute our business plan, including our technology roadmap. Our success may depend on our ability to raise such additional financing on reasonable terms and on a timely basis. The amount and timing of our capital needs will depend in part on the extent of the acceptance of our service by prospective airline partners and other factors that could adversely affect our business. In addition, we are currently exploring various options with respect to developing and implementing our Infinitus technology and may actively consider from time to time other significant technological, strategic and operational initiatives. In order to execute on any of these initiatives, we would require additional financing. Conditions in the economy and the financial markets may make it more difficult for us to obtain necessary additional capital or financing on acceptable terms, or at all. If we cannot secure sufficient additional financing, we may be forced to forego strategic opportunities or delay, scale back or eliminate additional service deployment, operations and investments or employ internal cost savings measures.

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Increased costs and other demands associated with our growth could impact our ability to achieve profitability over the long term and could strain our personnel, technology and infrastructure resources.

We expect our costs to increase in future periods, which could negatively affect our future operating results. We continue to experience growth in our personnel and operations, which will place significant demands on our management, administrative, technological, operational and financial infrastructure. Anticipated future growth, the roll-out of our technology roadmap and other network enhancements, will require the outlay of significant operating and capital expenditures and will continue to place strains on our personnel, technology and infrastructure. Our success will depend in part upon our ability to contain costs with respect to growth opportunities. To successfully manage the expected growth of our operations, on a timely and cost-effective basis we will need to continue to improve our operational, financial, technological and management controls and our reporting systems and procedures. In addition, as we continue to grow, we must effectively integrate, develop and motivate new employees, and we must maintain the beneficial aspects of our corporate culture. If we fail to successfully manage our growth, it could adversely affect our business, financial condition and results of operations.

Adverse economic conditions may have a material adverse effect on our business.

Macro-economic challenges are capable of creating volatile and unpredictable environments for doing business. We cannot predict the nature, extent, timing or likelihood of any economic slowdown or the strength or sustainability of any economic recovery, worldwide, in the United States or in the airline industry. For many travelers, air travel is a discretionary purchase that they can eliminate in difficult economic times. Additionally, a weaker business environment may lead to a decrease in overall business travel.

These conditions may make it more likely that airlines and other aircraft operators will have fewer aircraft in flight. If economic conditions in the United States or globally deteriorate further or do not show improvement, we may experience material adverse effects to our business, cash flow and results of operations.

Our operating results may fluctuate unpredictably and may cause us to fail to meet the expectations of investors, adversely affecting our stock price.

Our revenue and operating results may vary from quarter to quarter due to many factors, many of which are not within our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful. Further, it is difficult to accurately forecast our revenue, margin and operating results, and if we fail to match our expected results or the results expected by financial analysts or investors, the trading price of our common stock may be adversely affected.

We may depend upon one or more third parties to manufacture equipment components, provide services for our network and install our equipment.

We will rely on third-party suppliers for equipment components and services that we use to provide Infinitus. The supply of third party components and services could be interrupted or halted by a termination of our relationships, a failure of quality control or other operational problems at such suppliers or a significant decline in their financial conditions. We will also rely on one ore more third parties to provide the links between our ground network. If we are not able to continue to engage suppliers with the capabilities or capacities required by our business, or if such suppliers fail to deliver quality products, parts, equipment and services on a timely basis consistent with our schedule, our business prospects, financial condition and results of operations could be adversely affected.

Installation of our equipment will be performed by employees of one or more third parties service providers with whom we will contract, and our prospective airline partners may have the right to have their own employees or a third-party service provider of their choice install our equipment directly. Having third parties install our equipment reduces our control over the installation process, including the timeliness and quality of the installation. If there is an equipment failure, including due to problems with the installation process, our reputation and our relationships with our airline partners could be harmed. The passenger jets operated by our prospective airline partners are very costly to repair and, therefore, damages in any claims related to faulty installation could be material. Additionally, we may be forced to pay significant remediation costs to cover equipment failure due to installation problems, and we may not be able to be indemnified for a portion or all of these costs.

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We may fail to recruit, train and retain the highly skilled employees that are necessary to execute our growth strategy. The loss of one or more of our key personnel could harm our business.

Competition for key technical personnel in high-technology industries such as ours is intense. We believe that our future success depends in large part on our ability to hire, train, retain and leverage the skills of qualified engineers and other highly skilled personnel needed to maintain and grow our network and related technology and develop and successfully deploy our technology roadmap and products and technology. We may not be as successful as our competitors at recruiting, training, retaining and utilizing these highly skilled personnel. In particular, we may have more difficulty attracting or retaining highly skilled personnel during periods of poor operating performance. Any failure to recruit, train and retain highly skilled employees could negatively impact our business and results of operations.

We depend on the continued service and performance of our key personnel, including J. Edward Daniels, our President; Marius de Mos, our Vice President of Technical Affairs and Development; Charles Neal Monte, our FAA Designated Engineering Representative; Jason T. de Mos, our Vice President of Business Development; Alex Sandel, Chairman of our Advisory Board; and Earle Olson, our Vice President of Industry Relations. Such individuals have acquired specialized knowledge and skills with respect to Infinitus and its operations. As a result, if any of these individuals were to leave us, we could face substantial difficulty in hiring qualified successors and could experience a loss of productivity while any such successor obtains the necessary training and expertise. We do not maintain key man insurance on any of our officers or key employees. In addition, much of our key technology and systems are custom-made for our business by our personnel. The loss of key personnel, including key members of our management team, as well as certain of our key technology personnel, could disrupt our operations and have an adverse effect on our ability to grow our business.

Expenses or liabilities resulting from litigation could adversely affect our results of operations and financial condition.

From time to time, we may be subject to claims or litigation in the ordinary course of our business, including for example, claims related to employment matters. Our operations are characterized by the use of new technologies and services across multiple jurisdictions that implicate a number of statutory schemes and a range of rules and regulations that may be subject to broad or creative interpretation, which may subject us to litigation, the outcome of which may be difficult to assess or quantify due to the potential ambiguity inherent in these regulatory schemes and/or the nascency of our technologies and services. Plaintiffs in these types of litigation may seek recovery of very large or indeterminate amounts, and the magnitude of the potential loss relating to such lawsuits may remain unknown for substantial periods of time. Any such claims or litigation may be time-consuming and costly, divert management resources, require us to change our products and services, or have other adverse effects on our business. Any of the foregoing could have a material adverse effect on our results of operations and could require us to pay significant monetary damages. In addition, costly and time consuming litigation could be necessary to enforce our contracts and, even if successful, could have an adverse effect on us. In addition, prolonged litigation against any airline partner or supplier could have the effect of negatively impacting our reputation and goodwill with existing and potential airline partners and suppliers.

We will have future capital needs and may not be able to obtain additional financing to fund our capital needs on acceptable terms, or at all.

We have relied primarily on private placements of our equity securities to fund our operations, capital expenditures and expansion. The market conditions and the macroeconomic conditions that affect the markets in which we operate could have a material adverse effect on our ability to secure financing on acceptable terms, if at all. We may be unable to secure additional financing on favorable terms or at all or our operating cash flow may be insufficient to satisfy our financial obligations. The terms of additional financing may limit our financial and operating flexibility. Our ability to satisfy our financial obligations will depend upon our future operating performance, the availability of credit generally, economic conditions and financial, business and other factors, many of which are beyond our control. Furthermore, if financing is not available when needed, or is not available on acceptable terms, we may be unable to take advantage of business opportunities or respond to regulatory pressures, any of which could have a material adverse effect on our business, financial condition and results of operations.

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We have from time to time evaluated, and we continue to evaluate, our potential capital needs. We may utilize one or more types of capital raising in order to fund any initiative in this regard, including the issuance of new equity securities and new debt securities, including debt securities convertible into our common stock. If we raise additional funds through further issuances of equity, convertible debt securities or other securities convertible into equity, our existing stockholders could suffer significant dilution in their percentage ownership of our company. In addition, any new securities we issue could have rights, preferences and privileges senior to those of holders of our common stock, and we may grant holders of such securities rights with respect to the governance and operations of our business. If we are unable to obtain adequate financing or financing on terms satisfactory to us, if and when we require it, our ability to grow or support our business and to respond to business challenges could be significantly limited.

As we have elected to use the extended transition period for complying with new or revised accounting standards pursuant to the JOBS Act of 2012, our financial statements may not be comparable to public companies that are not emerging growth companies.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An emerging growth company can, therefore, delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may, therefore, not be comparable to those of public companies that comply with such new or revised accounting standards.

As a “smaller reporting company,” certain reduced disclosure and other requirements will be available to us after we are no longer an emerging growth company.

We are, also, a “smaller reporting company” pursuant to the Securities Exchange Act of 1934. Some of the reduced disclosure and other requirements available to us as a result of the JOBS Act may continue to be available to us after we are no longer an emerging growth company pursuant to the JOBS Act but remain a “smaller reporting company” pursuant to the Securities Exchange Act. As a “smaller reporting company” we are not required to:

•	have an auditor report regarding our internal controls of financial reporting pursuant to Section 4(b) of the Sarbanes-Oxley Act;

•

present more than two years audited financial statement in our registration statement and annual reports on Form 10-K and present selected financial data in such registration statements and annual reports;

•	Make risk factor disclosure in our annual reports of Form 10-K; and

•	Make certain otherwise required disclosures in our annual reports on Form 10-K and quarterly reports on Form 10-Q

Our auditor has expressed substantial doubt about our ability to continue as a going concern.

Our financial statements have been prepared on a going concern basis. We may not be able to generate profitable operations in the future and/or obtain the necessary financing to meet our obligations and pay liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These factors raise substantial doubt that we will be able to continue as a going concern. We plan to continue to provide for our capital needs through sales of our securities and/or related party advances. Our financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should we be unable to continue as a going concern.

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We may not maintain sufficient insurance coverage for the risks associated with our business operations.

Risks associated with our business and operations include, but are not limited to, claims for wrongful acts committed by our officers, directors, and other representatives, the loss of intellectual property rights, the loss of key personnel and risks posed by natural disasters. Any of these risks may result in significant losses. We do not carry business interruption insurance. In addition, we cannot provide any assurance that our insurance coverage is sufficient to cover any losses that we may sustain, or that we will be able to successfully claim our losses under our insurance policies on a timely basis or at all. If we incur any loss not covered by our insurance policies, or the compensated amount is significantly less than our actual loss or is not timely paid, our business, financial condition and results of operations could be materially and adversely affected.

We do not have “key man” life insurance policies for any of our key personnel. If we were to obtain “key man” insurance for our key personnel, of which there can be no assurance, the amounts of such policies may not be sufficient to pay losses experienced by us as a result of the loss of any of those personnel.

Material weaknesses in our internal controls and financial reporting may limit our ability to prevent or detect financial misstatements or omissions. As a result, our financial reports may not be in compliance with U.S. GAAP. Any material weakness, misstatement or omission in our financial statements will negatively affect the market and the price of our stock, which could result in significant loss to our investors.

Our current management has no experience managing and operating a public company, and we rely in many instances on the professional experience and advice of third parties. Therefore, we may, in turn, experience “weakness” and potential problems in implementing and maintaining adequate internal controls as required under Section 404 of the “Sarbanes-Oxley” Act. This “weakness” also includes a deficiency, or combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. If we fail to achieve and maintain the adequacy of our internal controls, as such requirements are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to help prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock could drop significantly.

Pursuant to Section 404 of the Sarbanes-Oxley Act, we are required to include in our annual reports our assessment of the effectiveness of our internal control over financial reporting as of the end of our fiscal years. We have not yet completed any assessment of the effectiveness of our internal control over financial reporting. We expect to incur additional expenses and diversion of management’s time as a result of performing the system and process evaluation, testing and remediation required in order to comply with the management certification.

As we are an emerging growth company and have elected not to opt out of the extended transition period created by the provisions of the JOBS Act, during that transition period, our independent auditor shall not attest to, and report on, the assessment made by our management regarding the effectiveness of our internal control structure and procedures for financial reporting.

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Until we register a class of our securities pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), we will only be subject to the periodic reporting obligations imposed by Section 15(d) of the Exchange Act.

Until such time as we register a class of our securities pursuant to Section 12 of the Exchange Act, we will only be subject to the periodic reporting obligations imposed by Section 15(d) of the Exchange Act. Accordingly, we will not be subject to the proxy rules, short-swing profit provisions, going-private regulation, beneficial ownership reporting, the majority of the tender offer rules and the reporting requirements of the Exchange Act.

We are subject to the periodic reporting requirements of the Exchange Act, which requires us to incur audit fees and legal fees in connection with preparation of reports. These additional costs could reduce or eliminate our ability to operate profitability.

We are required to file periodic reports with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder. In order to comply with these requirements, our independent registered public accounting firm is required to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. Moreover, our legal counsel is required to review and assist in the preparation of such reports. In order for us to be compliant with our reporting requirements of the Exchange Act, we require future revenues to pay the costs of the required filings, which could comprise a substantial portion of our available cash resources.

Our reporting obligations pursuant to Section 15(d) of the Exchange Act may be suspended automatically if we have fewer than 300 shareholders of record on the first day of our fiscal year.

As long as our common stock is not registered pursuant to the Exchange Act, our obligations to file reports pursuant to Section 15(d) of the Exchange Act will be automatically suspended if, on the first day of any fiscal year (other than a fiscal year in which a registration statement pursuant to the Securities Act of 1933 has been declared effective), we have fewer than 300 shareholders of record. This suspension is automatic and does not require any filing with the SEC. In such event, we may cease providing periodic reports, and current or periodic information, including operational and financial information, may not be available with respect to our results of operations. Additionally, as a result, if the prices of our common stock are then quoted on the OTC Bulletin Board, those prices will cease to be so quoted, which would have a material adverse effect on our investors’ ability to sell shares of our common stock and our ability to attract new investors.

Risks Related to our Common Stock

We are an “emerging growth company,” and any decision on our part to comply with certain reduced disclosure requirements applicable to emerging growth companies could make our common stock less attractive to investors. When we lose that status, there will be an increase in the costs and demands placed upon management.

We are an “emerging growth company,” as defined in the JOBS ACT, and, for as long as we continue to be an emerging growth company, we may choose to take advantage of exemptions from various reporting requirements applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote regarding executive compensation, and stockholder approval of any golden parachute payments not previously approved. In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revise accounting standards.

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An emerging growth company can, therefore, delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may, therefore, not be comparable to those of companies that comply with such new or revised accounting standards. We could be an emerging growth company for up to five years, although, if the market value of our common stock that is held by non-affiliates exceeds $700 million during that five-year period or we issue more than $1 billion of non-convertible debt during a 3 year period, we would cease to be an “emerging growth company”. We cannot predict if investors will determine that our common stock is less desirable, if we choose to rely on these exemptions. If some investors determine that our common stock less desirable, as a result of any choices to reduce future disclosure, there may be a less active trading market for our common stock and our stock price may be more volatile.

When we lose emerging growth company status, we expect the costs and demands placed upon management to increase, as we would have to comply with additional disclosure and accounting requirements, particularly if our public float should exceed $75 million.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock may be characterized by significant price volatility, and we expect that our share price may be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert our management's attention and resources.

Certain provisions of Nevada law provide for indemnification of our officers and directors at our expense and limit their liability, which may result in a major cost to us and damage the interests of our shareholders, because our resources may be expended for the benefit of our officers and/or directors.

Applicable Nevada law provides for the indemnification of our directors, officers, employees, and agents, under certain circumstances, for attorney’s fees and other expenses incurred by them in any litigation to which they become a party resulting from their association with us or activities on our behalf. We will also pay the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us, if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us, which we will be unable to recover.

We have been advised that, in the opinion of the SEC, indemnification for liabilities occurring pursuant to federal securities laws is against public policy as expressed in the Securities Act and, therefore, unenforceable. In the event that a claim for indemnification against these types of liabilities, other than the payment by us of expenses incurred or paid by a director, officer, or controlling person in the successful defense of any action, lawsuit, or proceeding, is asserted by a director, officer, or controlling person in connection with our securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the issue of whether such indemnification by us is against public policy as expressed in the Securities Act, and we will be governed by the final adjudication of such issue. The legal process relating to this matter, if it were to occur, probably will be very costly and may result in us receiving negative publicity, either of which factors would probably materially reduce the market and price for our common stock.

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The market for our common stock is subject to the penny stock restrictions, which results in lack of liquidity and make trading difficult or impossible.

SEC Rule 15g-9 establishes the definition of a “penny stock,” for purposes relevant to us, as an equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions. It is probable that our common stock will be considered to be a penny stock for the immediately foreseeable future. This classification severely and adversely affects the market liquidity for our common stock. For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker-dealer approve a person’s account for transactions in penny stocks, and the broker-dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.

To approve a person’s account for transactions in penny stocks, the broker-dealer must obtain financial information, investment experience and objectives of that person and make a reasonable determination that transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker-dealer must, also, deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

•	The basis on which the broker-dealer made the suitability determination, and

•	That the broker-dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure, also, has to be made about the risks of investing in penny stock in both public offerings and in secondary trading and commissions payable to, both, the broker-dealer and the registered representative, current quotations for the securities, and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may desire to not engage in the necessary paperwork and disclosures and encounter difficulties in their attempt to sell our common stock, which may affect the ability of the selling shareholders or other holders to sell our common stock in the secondary market and have the effect of reducing trading activity in the secondary market of our common stock. These additional sales practice and disclosure requirements could impede the sale of our common stock, if and when our common stock becomes publicly traded. In addition, the liquidity of our common stock may decrease, with a corresponding decrease in the price of our common stock. Our common stock, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, quite probably, have difficulty selling our common stock.

We intend to not pay dividends on our common stock.

We have not paid any dividends on our common stock, and we have no plans to pay dividends on our common stock in the foreseeable future.

We intend to retain earnings, if any, to provide funds for the operation of our business. Therefore, there can be no assurance that holders of our common stock will receive any additional cash, stock or other dividends on their shares of our common stock until we have funds which our board of directors determines can be allocated to dividends. Investors that require liquidity should also not invest in our common stock. The trading market for our common stock may be volatile and subject to minimal trading volumes.

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Sales of our common stock in reliance on Rule 144 may reduce prices in that market by a material amount.

A significant number of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted securities, those shares may be resold only pursuant to an effective registration statement or pursuant to the requirements of Rule 144 or other applicable exemptions from registration under that act and as required under applicable state securities laws. Rule 144 provides in essence that an affiliate (i.e., an officer, director, or control person) who has held restricted securities for a prescribed period may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed 1.0% of the issuer’s outstanding common stock. The alternative average weekly trading volume during the four calendar weeks prior to the sale is not available to our shareholders, as the OTCBB (if and when the prices of our common stock are quoted thereon) is not an “automated quotation system” and, accordingly, market based volume limitations are not available for securities quoted only on the OTCBB.

Pursuant to the provisions of Rule 144, there is no limit on the number of restricted securities that may be sold by a non-affiliate (i.e., a stockholder who has not been an officer, director or control person for at least 90 consecutive days before the date of the proposed sale) after the restricted securities have been held by the owner for a prescribed period. A sale under Rule 144 or under any other exemption from the Securities, if available, or pursuant to registration of shares of our common stock held by our stockholders, may reduce the price of our common stock in any market that may develop.

The trading market for our common stock may be restricted, because of state securities “Blue Sky” laws which prohibit trading absent compliance with individual state laws.

Transfers of our common stock may be restricted under the securities laws promulgated by various states and foreign jurisdictions, commonly referred to as “Blue Sky” laws. Absent compliance with such laws, our common stock may not be traded in such jurisdictions. Because the shares of our common stock registered hereunder have not been registered for resale under the “Blue Sky” laws of any state, the holders of such shares and persons who desire to purchase such shares in any trading market that might develop in the future, should be aware that there may be significant state “Blue Sky” law restrictions upon the ability of investors to sell and purchasers to purchase such shares. These restrictions prohibit the secondary trading our common stock. We currently do not intend and may not be able to qualify securities for resale in those states which do not offer manual exemptions and require securities to be qualified before they can be resold by our shareholders. Accordingly, investors should consider the secondary market for our securities to be limited.

We may be exposed to liabilities under the Foreign Corrupt Practices Act.

We are subject to the U.S. Foreign Corrupt Practices Act (“FCPA”), and other laws that prohibit improper payments or offers of payments to foreign governments and their officials and political parties by U.S. persons and issuers as defined by the statute for the purpose of obtaining or retaining business.

Although we believe to date we have complied in all material aspects with the provisions of the FCPA, our existing safeguards and any future improvements may prove to be less than effective, and the employees, consultants or agents of the Company may engage in conduct for which we might be held responsible. Violations of the may result in severe criminal or civil sanctions including personal liability for management, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition. In addition, the government may seek to hold the Company liable for successor liability FCPA violations committed by companies in which we invest or that we acquire.

Risks Relating to Our Common Stock

The price of our common stock may be volatile and the value of our common stock could decline.

The trading price of our common stock has been volatile. The trading price of our common stock may fluctuate widely in response to various factors, many of which are beyond our control. They include:

•	airline industry or general market conditions;

•	domestic and international economic factors unrelated to our performance;

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•	changes in technology;

•	any inability to timely and efficiently roll out Infinitus or other components of our technology roadmap;

•	any inability to sufficiently execute our growth strategy;

•	new regulatory pronouncements and changes in regulatory guidelines;

•	actual or anticipated fluctuations in our quarterly operating results;

•	changes in or failure to meet publicly disclosed expectations as to our future financial performance;

•	changes in securities analysts’ estimates of our financial performance or lack of research and reports by industry analysts;

•	action by institutional stockholders or other large stockholders, including future sales;

•	speculation in the press or investment community;

•	investor perception of us and our industry;

•	changes in market valuations or earnings of similar companies;

•	announcements by us or our competitors of significant products, contracts, acquisitions or strategic partnerships;

•

developments or disputes concerning patents or proprietary rights, including increases or decreases in litigation expenses associated with intellectual property lawsuits we may initiate, or in which we may be named as defendants;

•	failure to complete significant sales;

•	any future sales of our common stock or other securities;

•	obtaining a FCC license; and

•	additions or departures of key personnel.

In addition, the stock markets have experienced extreme price and volume fluctuations in recent years that have affected and continue to affect the market prices of equity securities of many technology companies. Stock prices of many such companies have fluctuated in a manner unrelated or disproportionate to the operating performance of those companies. These broad market fluctuations may adversely affect the trading price of our common stock. In the past, following periods of volatility in the market price of a company’s securities, class action litigation has often been instituted against such company. Any litigation of this type brought against us could result in substantial costs and a diversion of our management’s attention and resources, which would harm our business, operating results and financial condition.

Future stock issuances could cause substantial dilution and a decline in our stock price.

We may issue additional shares of common stock or other equity or debt securities convertible into common stock in connection with a financing, acquisition, litigation, settlement or employee arrangement or otherwise. In addition, a certain number of shares of our common stock are reserved for issuance upon the exercise of stock options and other equity incentives. We may reserve additional shares of our common stock for issuance upon the exercise of stock options or other similar forms of equity incentives. We cannot predict the size of future issuances or the effect, if any, that they may have on the market price for our common stock. Any of these issuances could result in substantial dilution to our existing stockholders and could cause the trading price of our common stock to decline.

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If securities or industry analysts do not publish research or publish misleading or unfavorable research about our business, our stock price and trading volume could decline.

The trading market for our common stock depends in part on the research and reports that securities or industry analysts publish about us or our business. If securities or industry analysts covering our operations downgrade our stock or publish misleading or unfavorable research about our business, our stock price would likely decline. If one or more of these analysts ceases coverage of the Company or fails to publish reports on us regularly, demand for our stock could decrease, which could cause our stock price or trading volume to decline.

Our significant stockholder could exert influence over our company, and if the ownership of our common stock continues to be concentrated, or becomes more concentrated in the future, it could prevent our other stockholders from influencing significant corporate decisions.

Apcentive, Inc., a Nevada corporation (“Apcentive”) owns approximately 54% of the outstanding shares of our common stock. As a result, Apcentive will be able to exercise influence over all matters requiring stockholder approval for the foreseeable future, including approval of significant corporate transactions, which may reduce the market price of our common stock.

The interests of Apcentive may conflict with the interests of our other stockholders. Our corporate governance guidelines address potential conflicts between a director’s interests and our interests, and requires our employees and directors to avoid actions or relationships that might conflict or appear to conflict with their job responsibilities or our interests and to disclose their outside activities, financial interests or relationships that may present a possible conflict of interest or the appearance of a conflict to management or corporate counsel. These corporate governance guidelines and code of business ethics do not, by themselves, prohibit transactions with Apcentive.

Regulations related to conflict minerals may force us to incur additional expenses and may make our supply chain more complex.

We are subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which requires us to diligence, disclose and report whether or not our products contain certain minerals and metals, known as “conflict minerals.” These new requirements could adversely affect the sourcing, availability and pricing of certain of the materials used in the manufacture of components in our products and equipment. In addition, we will incur additional costs to comply with the disclosure requirements, including costs related to conducting diligence procedures to determine the sources of conflict minerals that may be used or necessary to the production of our products and, if applicable, potential changes to products, processes or sources of supply as a consequence of such verification activities.

Financial Information

Relevant financial information is specified as ITEM 7. MANAGEMENT DISCUSSION AND ANALYSIS OF FINANICAL CONDITION AND RESULTS OF OPERATIONS and ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA of the Annual Report.

Properties

Relevant information regarding our properties is specified in ITEM 2. PROPERTIES of the Annual Report.

Security Ownership of Certain Beneficial Owners and Management

Relevant information regarding security ownership of certain beneficial owners and management is specified in ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS of the Annual Report.

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Directors and Executive Officers

Relevant information regarding our directors and executive officers is included in Item 9B. OTHER INFORMATION AND SUBSEQUENT EVENTS and Item 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE of the Annual Report.

Executive Compensation

Relevant information regarding executive compensation is specified in Item 9B. OTHER INFORMATION AND SUBSEQUENT EVENTS and ITEM 11. EXECUTIVE COMPENSATION of the Annual Report.

Certain Relationships and Related Transactions, and Director Independence

Relevant information regarding certain relationships and related transactions, and director independence is included in ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE of the Annual Report.

Legal Proceedings

Relevant information regarding legal proceedings is specified in ITEM 3. LEGAL PROCEEDINGS specified in the Annual Report.

Market Price of and Dividends on our Common Equity and Related Stockholder Matters

Relevant information regarding the market price of and dividends on our common equity and related stockholder matters is specified in ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES, Item 9B. OTHER INFORMATION AND SUBSEQUENT EVENTS and ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS specified in the Annual Report.

Recent Sales of Unregistered Securities.

Relevant information regarding recent sale of unregistered securities is specified in ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES and Item 9B. OTHER INFORMATION AND SUBSEQUENT EVENTS of the Annual Report.

Description of our Securities

Relevant information regarding our securities is specified in ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES of the Annual Report.

Indemnification of Directors and Officers

Our Articles of Incorporation provide that the liability of our officers and directors for monetary damages shall be eliminated to the fullest extent permissible under Nevada law.

Applicable Nevada law provides for the indemnification of our directors, officers, employees, and agents, under certain circumstances, for attorney’s fees and other expenses incurred by them in any litigation to which they become a party resulting from their association with us or activities on our behalf. We will also pay the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us, if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us, which we will be unable to recover.

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Disclosure of Securities and Exchange Commission’s Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding, is asserted by one of our directors, officers, or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act of 1933, and we will be governed by the final adjudication of such issue.

Financial Statements and Supplementary Data

Our financial statements and supplementary data are specified in ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA of the Annual Report.

Changes and Disagreements with Accountants on Accounting and Financial Disclosure

Relevant information regarding changes and disagreements with accountants on accounting and financial disclosure is specified in ITEM 9. CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE of the Annual Report.

Financial Statements and Exhibits

(a)     The financial statements included in the Annual Report are:

•	Audited balance sheets as of August 31, 2016, and August 31, 2015.
•	Audited Statements of Operations for the fiscal years ended August 31, 2016, and August 31, 2015.
•	Audited Statement of Stockholder Deficit for the years ended August 31, 2016, and August 31, 2015.
•	Audited Statements of Cash Flow for the years ended August 31, 2016, and August 31, 2015.
•	Notes to the audited financial statements for the years ended August 31, 2016, and August 31, 2015.

(b)     The exhibits required by Item 601 of Regulation S-K are identified in ITEM 15. EXHIBITS of the Annual Report.

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ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of the change in the nature of our assets and operations, we have ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act).

		Incorporated by Reference
Exhibit				Filing Date/
Number	Exhibit Description	Form	Exhibit	Period End Date
3.1	Articles of Incorporation	S-1	3.1	1/19/2012

3.2	Bylaws	S-1	3.2	1/19/2012

3.3	Certificate of Amendment regarding name change to Ample-Tee, Inc.	S-1	3.3	1/19/2012

3.4	Certificate of Amendment regarding name change to Airborne Wireless Network	8-K	3.1	5/24/2016

10.1	Intellectual Property Purchase Agreement with Apcentive, Inc., dated as of July 31, 2016	8-K/A	10.1	10/21/2016

10.2	Consulting Agreement with C. Neal Monte dated as of August 7, 2016	8-K	10.1	8/16/2016

10.3	Memorandum of Understanding with Concept Development Inc., dated August 8, 2016	8-K	10.1	8/11/2016

10.5	Employment Agreement with Marius D. de Mos dated as of August 19, 2016	8-K	10.1	8/26/2016

10.6	Memorandum of Understanding with Jet Midwest Group, LLC dated August 30, 2016	8-K	10.1	9/1/2016

10.7	Employment Agreement with Jason T. de Mos dated as of October 7, 2016	8-K	10.1	10/14/2016

10.8	Consulting Agreement with Aero Certification and Engineering LLC dated as of October 18, 2016	8-K	10.1	10/26/2016

10.9	Services and Compensation Agreement with Jet Midwest, LLC dated as of October 31, 2016	8-K	10.1	11/1/2016

10.10	Employment Agreement with Earle Olson dated as of November 1, 2016	10-K	10.10	12/13/2016

10.11	Services Agreement with IRTH Communications, LLC dated November 2, 2016	10-K	10.11	12/13/2016

10.12	Media and Services Agreement with ZapZorn Inc. dated October 25, 2016	10-K	10.12	12/13/2016

10.13	Institutional Market Awareness Agreement with Eurasian Capital, LLC dated November 16, 2016	10-K	10.13	12/13/2016

10.14	Memorandum of Understanding with Electric Lightwave Holdings, Inc. dated December 12, 2016	10-K	10.1	12/27/2016

31	Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Executive Officer and Chief Financial Officer	10-K	31	12/13/2016

32	Section 1350 Certification of Chief Executive Officer and Chief Financial Officer	10-K	32	12/13/2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: January 4, 2017	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and sole director

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